SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to "we," "us," "our" or the "Company" refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation ("GFN U.S."); GFN Insurance Corporation, an Arizona corporation ("GFNI"); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively "Southern Frac"); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively "Pac-Van"); and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
		Page
Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	2

EXHIBIT 10.1
Omnibus Amendment and Reaffirmation Agreement is dated as of March 24, 2017 among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. ("CIT"), the Private Bank and Trust Company (the "Private Bank"), Key Bank, National Association ("Key Bank"), Bank Hapoalim, N.A. ("BHI") and GACP I, L.P. ("Great American" and collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), GFN Realty Company, LLC, ("GFNRC"), Lone Star Tank Rental Inc. ("Lone Star"), Pac-Van, Inc. ("Pac-Van"), Southern Frac, LLC ("Southern Frac"), PV Acquisition Corp., ("PV Acquisition"), GFN Manufacturing Corporation ("GFN Manufacturing"), and GFN North America Corp. ("GFNNA" and collectively with GFNRC, Southern Frac, Lone Star, Pac-Van, PV Acquisition and GFN Manufacturing, the "Credit Parties")

EXHIBIT 10.2	Pledge Agreement dated March 24, 2017 by GFN Realty Company, LLC ("GFN Realty"), for the benefit of Wells Fargo, as agent for the Lenders
EXHIBIT 10.3	Master Assignment and Assumption Agreement dated March 24, 2017 among Pac-Van, the Lenders, Capital One Business Corp. and HSBC Bank U.S.A.
EXHIBIT 10.4	Intercreditor Provisions dated March 24, 2017 among the Lenders and the Credit Parties

i

Item 1.01 Entry Into A Material Definitive Agreement

On March 24, 2017, Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. ("CIT"), the Private Bank and Trust Company (the "Private Bank"), Key Bank, National Association ("Key Bank"), Bank Hapoalim, N.A. ("BHI") and GACP I, L.P. ("Great American" and collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), GFN Realty Company, LLC, ("GFNRC"), Lone Star Tank Rental Inc. ("Lone Star"), Pac-Van, Inc. ("Pac-Van"), Southern Frac, LLC ("Southern Frac"), PV Acquisition Corp., ("PV Acquisition"), GFN Manufacturing Corporation ("GFN Manufacturing"), and GFN North America Corp. ("GFNNA" and collectively with GFNRC, Southern Frac, Lone Star, Pac-Van, PV Acquisition and GFN Manufacturing, the "Credit Parties") entered into that certain Omnibus Amendment and Reaffirmation Agreement (the "Amendment").

The agreements entered into on March 24, 2017 by the Credit Parties and certain of their affiliates in connection with the Amendment are (each as defined below): the Pledge Agreement, the Master Assignment and Assumption Agreement and the Intercreditor Provisions.

Amendment

The Amendment amended the terms and conditions of the Amended and Restated Credit Agreement dated April 7, 2014 (as amended to date, the "Credit Agreement") relating to the senior credit facility (the "Credit Facility") of GFNRC, Lone Star, Pac-Van and Southern Frac (collectively, the "Borrowers").  The Amendment amended certain terms of the Credit Agreement, including, without limitation, adjusting the maximum amount that may be borrowed by the Borrowers to $230,000,000, extending the maturity date until March 24, 2022, assuming the Company's 8.125% Senior Unsecured Notes due July 31, 2021 are extended at least 90 days past this scheduled maturity date, otherwise the Credit Facility would mature on March 24, 2021, created a First In Last Out term loan ("FILO Term Loan") within the Credit Facility in the amount of $20,000,000, and inclusive in the $230,000,000 total Credit Facility and includes a provision which allows the Borrowers to increase the maximum amount that may be borrowed under the Credit Facility by $7,000,000 subject to certain conditions.

Repayment of all borrowings under the Credit Agreement, as amended by the Amendment, including the FILO Term Loan, is secured by a first priority security interest on substantially all of the rental fleet, inventory and assets of the Credit Parties.  All borrowings under the Credit Agreement, except the FILO Term Loan, bear interest at LIBOR plus a margin of 2.5% to 3.0% per annum or a base rate plus a margin of 1.00% to 1.50% per annum.  The FILO Term Loan will bear interest at rate of LIBOR plus a margin of 11.0% per annum.  The FILO Term Loan has the same maturity date and contains a first priority lien on the same collateral used in the Credit Facility, however on a "last out basis," after all of the outstanding obligations to the primary lenders in the Facility have been satisfied.

Pursuant to the Amendment, the Credit Parties agreed to be bound by the intercreditor provisions attached hereto as Exhibit 10.4 (the "Intercreditor Provisions") for the benefit of Wells Fargo, as agent for the Lenders who are parties to the Credit Agreement and Great American.  Under the Intercreditor Provisions, the Credit Parties, the Lenders, including Great American, agreed to the terms under which the FILO Term Loan may be repaid.

The Credit Agreement also contains covenants that require the Credit Parties to, among other things, periodically deliver financial and other information to Wells Fargo and the lenders who are parties to the Credit Agreement. The Credit Agreement contains customary negative covenants applicable to the Credit Parties, including negative covenants that restrict the ability of such entities to, among other things, (i) acquire and sell assets and enter into mergers and consolidations, (ii) create or permit to exist certain liens upon  assets, (iii) make capital expenditures in excess of defined limits, (iv) repurchase or pay dividends or make certain other restricted payments on capital stock and certain other securities, or prepay certain indebtedness, (v) reclassify equipment held for lease to equipment held for sale in excess of defined limits or (vi) incur losses from the sale of assets in excess of defined limits.

The Credit Agreement includes other covenants, representations, warranties, indemnification provisions, and events of default that are customary for senior secured credit facilities, including events of default relating to a change of control of the Borrowers.

The foregoing description of the Amendment is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Pledge Agreement

In connection with the Amendment, GFNNA entered into that certain Pledge Agreement dated March 24, 2017 (the "Pledge Agreement").  Pursuant to the Pledge Agreement, GFNNA agreed to pledge all the membership interests of its subsidiary GFNRC to secure the repayment of all loans and the performance of all obligations under the Credit Agreement. The foregoing description of the Pledge Agreement is qualified in its entirety by the Pledge Agreement, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

Master Assignment and Assumption Agreement

In connection with the Amendment, Pac-Van, the Lenders, Capital One Business Corp. and HSBC Bank U.S.A.
entered into that certain Master Assignment and Assumption Agreement dated March 24, 2017 (the "Master Assignment"). Pursuant to the Master Assignment, the loans of Capital One Business Corp. and HSBC Bank U.S.A. were repaid in full and loans from the Lenders to the Borrowers were adjusted or funded. The foregoing description of the is qualified in its entirety by the Master Assignment, which is attached hereto as Exhibit 10.3 hereto and is incorporated by reference herein.

Intercreditor Provisions

 In connection with the Amendment, the Credit Parties agreed to be bound by the intercreditor provisions attached hereto as Exhibit 10.4 (the "Intercreditor Provisions") for the benefit of Wells Fargo, as agent for the Lenders who are parties to the Credit Agreement and Great American.  Under the Intercreditor Provisions, the Credit Parties, the Lenders, including Great American, agreed to the terms under which the FILO Term Loan may be repaid. The foregoing description of the Intercreditor Provisions is qualified in its entirety by the Intercreditor Provisions, which are attached hereto as Exhibit 10.4 hereto and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit:

10.1
Omnibus Amendment and Reaffirmation Agreement is dated as of March 24, 2017 among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. ("CIT"), the Private Bank and Trust Company (the "Private Bank"), Key Bank, National Association ("Key Bank"), Bank Hapoalim, N.A. ("BHI") and GACP I, L.P. ("Great American" and collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), GFN Realty Company, LLC, ("GFNRC"), Lone Star Tank Rental Inc. ("Lone Star"), Pac-Van, Inc. ("Pac-Van"), Southern Frac, LLC ("Southern Frac"), PV Acquisition Corp., ("PV Acquisition"), GFN Manufacturing Corporation ("GFN Manufacturing"), and GFN North America Corp. ("GFNNA" and collectively with GFNRC, Southern Frac, Lone Star, Pac-Van, PV Acquisition and GFN Manufacturing, the "Credit Parties")

10.2	Pledge Agreement dated March 24, 2017 by GFN Realty Company, LLC ("GFN Realty"), for the benefit of Wells Fargo, as agent for the Lenders
10.3	Master Assignment and Assumption Agreement dated March 24, 2017 among Pac-Van, the Lenders, Capital One Business Corp. and HSBC Bank U.S.A.
10.4	Intercreditor Provisions dated March 24, 2017 among the Lenders and the Credit Parties

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: March 31, 2017	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1
Omnibus Amendment and Reaffirmation Agreement is dated as of March 24, 2017 among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank ("East West"), CIT Bank, N.A. ("CIT"), the Private Bank and Trust Company (the "Private Bank"), Key Bank, National Association ("Key Bank"), Bank Hapoalim, N.A. ("BHI") and GACP I, L.P. ("Great American" and collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), GFN Realty Company, LLC, ("GFNRC"), Lone Star Tank Rental Inc. ("Lone Star"), Pac-Van, Inc. ("Pac-Van"), Southern Frac, LLC ("Southern Frac"), PV Acquisition Corp., ("PV Acquisition"), GFN Manufacturing Corporation ("GFN Manufacturing"), and GFN North America Corp. ("GFNNA" and collectively with GFNRC, Southern Frac, Lone Star, Pac-Van, PV Acquisition and GFN Manufacturing, the "Credit Parties")

10.2	Pledge Agreement dated March 24, 2017 by GFN Realty Company, LLC ("GFN Realty"), for the benefit of Wells Fargo, as agent for the Lenders
10.3	Master Assignment and Assumption Agreement dated March 24, 2017 among Pac-Van, the Lenders, Capital One Business Corp. and HSBC Bank U.S.A.
10.4	Intercreditor Provisions dated March 24, 2017 among the Lenders and the Credit Parties

4